Tenable Names Matthew Brown as Chief Financial Officer
COLUMBIA, Md. – August 21, 2025 – Tenable® (NASDAQ: TENB), the exposure management company, today announced the appointment of Matthew Brown as Chief Financial Officer, effective immediately. Brown succeeds Steve Vintz, who recently was appointed as a Co-Chief Executive Officer of the Company alongside Mark Thurmond.
Brown is an accomplished public company finance leader with more than two decades of experience in the technology sector. Most recently, he served as Chief Financial Officer of Altair Engineering, where he played a pivotal role in driving the company’s strategic growth, delivering consistent double-digit software revenue growth and margin expansion, and ultimately helping lead its sale to Siemens for $10.7 billion. Prior to Altair, Brown held senior finance roles at NortonLifeLock, Symantec, Blue Coat, Brocade, NETGEAR, and KPMG, specializing in strategic planning, M&A, investor relations, controllership and operational excellence.
“Matt brings a proven track record of scaling global technology businesses, delivering operational efficiency, and driving shareholder value,” said Steve Vintz, Co-CEO, Tenable. “His strategic mindset, deep financial expertise, and collaborative leadership style make him the ideal partner to help Tenable accelerate growth and achieve our long-term vision.”
“Tenable is in a prime position to lead the future of exposure management, and I couldn’t be more excited to join this remarkable team,” said Matthew Brown. “The opportunity to pair Tenable’s market leadership with bold financial strategy is incredibly energizing, and I’m ready to help propel the company to its next chapter of growth.”
Brown holds a B.S. in Business Administration from the Haas School of Business at the University of California, Berkeley, and is a licensed Certified Public Accountant in California.
About Tenable
Tenable® is the exposure management company, exposing and closing the cybersecurity gaps that erode business value, reputation and trust. The company’s AI-powered exposure management platform radically unifies security visibility, insight and action across the attack surface, equipping modern organizations to protect against attacks from IT infrastructure to cloud environments to critical infrastructure and everywhere in between. By protecting enterprises from security exposure, Tenable reduces business risk for approximately 44,000 customers around the globe. Learn more at tenable.com.
Media Contact:
Tenable
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding the effects of appointing the Chief Financial Officer, future results of operations, and business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” "believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-

term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2024 as well as other filings that we make from time to time with the SEC, which are available on the SEC's website at sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.